UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1933

Date of Report (Date of earliest event reported): November 14, 2014

OWENS REALTY MORTGAGE, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54957	46-0778087
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2221 Olympic Boulevard
Walnut Creek, California	94595
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 935-3840

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Report is being filed as an amendment (this “Amendment No. 1”) to the Current Report on Form 8-K filed by Owens Realty Mortgage, Inc. (the “Company”) with the Securities and Exchange Commission on November 17, 2014 (the “Original Filing”).

The purpose of this Amendment No. 1 is to (i) eliminate the statement that the Real Estate Sale Agreement (the “Sale Agreement”) discussed in the Original Filing is to be filed as an exhibit, as the Sale Agreement was not filed as an exhibit to the Original Filing and will be filed by the Company as an exhibit to the Company’s Annual Report on Form 10-K for the year ending December 31, 2014; and (ii) revise the date of the event reported in the Original Filing from November 10, 2014 to November 14, 2014, which was the date the Sale Agreement was signed by the Company. For convenience, the information disclosed in the Original Filing is repeated in this Amendment No. 1.

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported in the Company’s Quarterly Report on Form 10-Q filed with the Securities Exchange Commission (the “SEC”) on November 13, 2014, Owens Realty Mortgage, Inc. (the “Company”) has an investment in a limited liability company, 720 University, LLC (“720 University”), which owns a commercial retail property located in Greeley, Colorado (the “720 University Property”) The Company receives 65% of the profits and losses in 720 University after priority return on partner contributions is allocated at the rate of 10% per annum. The Company has a note payable in the principal amount of approximately $9,757,000 as of November 12, 2014 with a bank through its investment in 720 University (the “University Note”), which is secured by the 720 University Property.

On November 14, 2014, 720 University entered into a Real Estate Sale Agreement dated as of November 10, 2014 (the “Sale Agreement”), with Alberta Development Partners, LLC (the “Purchaser”), pursuant to which 720 University has agreed to sell the 720 University Property for $21.0 million.

Purchaser’s obligation to purchase the 720 University Property is subject to a number of conditions including their satisfactory completion of due diligence during a 30 day period (the “Due Diligence Period”) commencing on the date of the Purchase Agreement.  Purchaser has paid an initial deposit into escrow of $500,000.  This initial deposit is refundable at the election of the Purchaser prior to the end of the Due Diligence Period.  If the Purchaser elects to continue with the transaction after the Due Diligence Period an additional deposit of $500,000 will be made and such deposits are thereafter non-refundable unless the Refinancing Loan described below does not occur.

Within 30 days after completion of due diligence, an initial closing (the “Initial Closing”) will be held for the purpose of refinancing the University Note.  At the Initial Closing, Purchaser or its affiliate will extend a new loan (the “Refinancing Loan”) to 720 University in an amount sufficient to refinance the University Note, and the University Note will be paid off.  The closing of the Refinancing Loan is subject to certain conditions and will be made pursuant to customary loan documents to be negotiated and prepared by the parties prior to the Initial Closing date.  The principal amount of the Refinancing Loan will not exceed the lower of $9,771,213 and the principal balance of the University Note, and such principal amount shall accrue interest at 6% per annum.  In the event that loan documents for the Refinancing Loan are not approved by Seller prior to the expiration of the Due Diligence Period the Sale Agreement may be terminated and the deposit returned to Purchaser.

The principal and accrued interest on the Refinancing Loan will be repaid on the date of the Final Closing of the sale of the 720 University Property.  The Company currently anticipates that the Final Closing will occur on or about May 28, 2015; however, there is no guarantee that the Company will be able to consummate the Refinancing Loan or the sale of the 720 University Property.  The parties have made customary representations and warranties to each other in the Sale Agreement.

The foregoing description of the Sale Agreement does not purport to be complete. A copy of a press release announcing the entry into the Sale Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated herein by reference.

Forward-Looking Statements

This Current Report (including information included or incorporated by reference herein) contains “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements about the Company's plans, strategies, prospects, and anticipated events, including the transactions discussed in this Current Report, are based on current information, estimates, and projections; they are subject to risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "target," "assume," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believe," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements.

Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in the Company's most recent filings with the Securities and Exchange Commission including those appearing under the heading “Item 1A. Risk Factors” in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. All subsequent written and oral forward-looking statements concerning the Company or matters attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits
Exhibit No.	Description
99.1*	Press Release dated November 14, 2014.
* Previously filed.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS REALTY MORTGAGE, INC.,
a Maryland corporation

Dated:            December 10, 2014                                      By: /s/ William C. Owens
Name:  William C. Owens
Title:    President and Chief Executive Officer

EXHIBIT INDEX
Exhibit No.	Description

99.1*	Press Release dated November 14, 2014.

* Previously filed